Independent Accountant’s Report
on Applying Agreed-Upon Procedures

RSM US LLP

To the Board of Directors and Management
MF Raven Holdings, Inc.
8211 Town Center Drive
Baltimore, Maryland 21236

And

Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, North Carolina 28202

And

Goldman, Sachs & Co.
200 West St.
New York, New York 10282

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by MF Raven Holdings, Inc., referred to herein as the “Company” or “Responsible Party” and Wells Fargo Securities, LLC and Goldman, Sachs & Co. together with the Company, the “Specified Parties” related to their evaluation of certain information with respect to a portfolio of finance receivables in connection with the issuance of finance receivable backed notes issued by Mariner Finance Issuance Trust 2017-A (the “Proposed Transaction”). The Company is responsible for the accuracy of the information contained in the Loan Data File (defined below).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes of for which this report has been requested of for any other purpose.

If a party has obtained, or has access to, this report without having executed an agreement with RSM US LLP (RSM) wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against RSM, and RSM assumes no duties or obligations to such Non-Specified Party

Any Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

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For the purposes of this report:

(i)
The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	The fields in the Loan Data File, signed contract and signed credit application shall be herein referred to as “Specified Attributes”;

(iii)	The term “Contract” means Direct Loan contract, Loan by Mail contract, or Indirect Sales Finance Loan contract.

(iv)
The term “Customer Service Screen” refers to a screen image or access to the Company’s computer systems that the Company’s management represented as information from its Contract accounting system (GoldPoint Systems or GPS), which includes the customer’s account history and the Specified Attributes related to the Contracts;

(v)	The term “Contract File” means any file containing the Contract and credit application; and The term “Obligor” means the borrower(s) stated on the respective Contracts.

The procedures we performed and the associated findings are as follows:

Agreed-Upon Procedures

On January 16, 2017, the Company provided us with the preliminary Loan Data File with a cutoff date of December 31, 2016 containing 89,909 individual customer accounts herein referred to as the “Underlying Assets” which management represented was the entire population of the Underlying Assets in the Proposed Transaction. We were instructed by the Specified Parties to perform the agreed-upon procedures on the Underlying Assets in the Loan Data File.

From January 17, 2017 through January 20, 2017 the Company provided us with access to GPS and the selected Contract Files.

At the Specified Parties’ request for the sample of 250 individual customer accounts from the Loan Data File, we compared the Specified Attributes set forth in the Loan Data File to the Customer Service Screen and Contract files for the following items:

Number	Specified Attribute
1	Account number
2	Amount financed
3	Original Term of Contract
4	Monthly payment
5	Annual Percentage Rate (APR or Coupon)
6	Obligor’s state
7	Branch state
8	Maturity date (calculation)

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	Maturity date: First payment date used in the calculation +/- 30 day tolerance of the later of Contract date, delivery date, or purchase date, as applicable
•	Monthly payment: +/- $0.50
•	APR or Coupon: +/- 2.5 bps

We compared Specified Attributes 1 – 7 to the corresponding information set forth on or derived from the Contract files and to the Customer Service Screen.

We recalculated the Maturity date (Specified Attribute 8) as reflected in the Loan Data File based on the terms of the respective Contract and the due date of the first payment as reflected in the Contract.

In addition to the procedures described above, at the Specified Parties’ request, for each of the items in the sample of 250 individual customer accounts, we observed the presence of the following:

•	Signed credit application (not required for Loan by Mail Contracts)

•	Signed Contract

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding sample of 250 individual customer accounts.

Agreed-Upon Procedure Findings
The results of the foregoing procedures indicated that the Specified Attributes were found to be in agreement with the above mentioned Receivables Documents, except as described in Appendix A. Supplemental information related to the findings is contained within Appendix B.

RSM should not be regarded as having in any way warranted or given any assurances as to:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets (as applicable); and

•	The compliance of the originator of the assets with federal, state and local laws and regulations.

None of the engagement procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to, Regulation AB of the U.S. Securities and Exchange Commission. We did not perform any procedures to determine whether the Company or the Specified Parties of the Proposed Transaction are in compliance with any applicable laws and regulations, including, but not limited to, Regulation AB of the U.S. Securities and Exchange Commission.

With respect to any terms or requirements of the Loan Data File that do not appear herein, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied.

Further, we have performed only the agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of any disclosures related to the Proposed Transaction or whether any material facts have been omitted from the information provided by the Responsible Parties.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information set forth in the Loan Data File is the responsibility of the Company.

It should be understood that we make no representations as to:

(i)	The interpretation of the Proposed Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the Specified Attributes provided by the Company;

(iv)	The physical existence or ownership of the Underlying Assets;

(v)
Any other factor or characteristic of the Underlying Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

(vi)	Reasonableness of any of the aforementioned assumptions, information or methodologies.

We were not engaged to and did not conduct an (i) audit in accordance with generally accepted auditing standards or an (ii) examination or a review conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report.  Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

This report is intended solely for the information and use of the Board of Directors of the Company and Wells Fargo Securities LLC and Goldman, Sachs & Co., including for the purpose of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933, and is not intended to be, and should not be, used by anyone other than these Specified Parties.

/s/ RSM US LLP

Raleigh, North Carolina
February 7, 2017

Appendix A to Independent Accountant’s Report
On Applying Agreed-Upon Procedures
Issued by RSM US LLP dated February 7, 2017

In applying our agreed-upon procedures as outlined above, we noted the following:

Exceptions:

Exception Description Number	Exception Description

1	The applicant’s signature on 1 Loan Data File contract, or 0.40% of the 250 accounts selected, was not on the credit application.

2	A signed contract for 1 Loan Data File contract, or 0.40% of the 250 accounts selected, was not observed. As a result, the specified attributes were unable to be compared.

3	APR of the loan on 1 Loan Data File contract, or 0.40% of the 250 accounts selected, did not agree to APR on the Direct Loan Contract.

4	Recalculated Maturity Date of the loan on 1 Loan Data File contracts, or 0.40% of the 250 accounts selected, did not agree to Maturity Date on the Contract.

5	The Branch State on 1 Loan Data File contract, or 0.40% of the 250 accounts selected, on the Loan Data File is blank.

6	Specified Attributes on 1 Loan Data File contract, or 0.40% of the 250 accounts selected, were unable to be compared due to an illegible copy of a Loan by Mail Contract maintained in Contract File.

Other Observations:

Observation Description Number	Observation Description

1
Of the 250 accounts selected, 65 accounts (or 26.00% of the sample) were Loan by Mail Contracts which are pre-screened offers sent to pre-approved prospective and former borrowers. As such, these types of loans do not have a credit application and therefore we were unable to observe any signed credit applications for these accounts.

2
The Branch State on 532 Loan Data File contracts, or 0.59% of the total population, on the Loan Data File are blank. The Company has indicated each of the Indirect Sales Finance Loan contracts identified are serviced by the Company’s home office in Baltimore, Maryland and have been classified accordingly.

Appendix B to Independent Accountant’s Report
On Applying Agreed-Upon Procedures
Issued by RSM US LLP dated February 7, 2017

Supplemental Information Related to the Exceptions
Set Forth on Appendix A

Exception Description Number	Characteristic

1	Credit application was not signed by applicant; only the signature of the coapplicant was noted.

Exception Description Number	Characteristic

2	Signed Contract was not observed; account in question is a pre-acquisition Sunbelt loan wherein the customer’s Contract File did not contain a signed Contract.

Exception Description Number	Characteristic

3	APR on the Direct Loan Contract is 31.82% while APR per Loan Data File is 31.89%.

Exception Description Number	Characteristic

4	Recalculated Maturity Date of February 8, 2027 does not agree with Maturity Date on Indirect Sales Finance Contract of August 8, 2027

Exception Description Number	Characteristic

5	Branch State is listed as “None” on Loan Data File.

Exception Description Number	Characteristic

6	Copy of Loan by Mail contract was illegible and Specified Attributes were unable to be compared.